Bank Indebtedness	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Bank Indebtedness

13. BANK INDEBTEDNESS

The following bank indebtedness was acquired as a result of the acquisitions of IRD, iCOMS and VIZIYA, see Note 3 for details:

	December 31,	December 31,
As at	2017	2016
Revolving credit facility of $7.0 million authorized and secured by a general security agreement:
HSBC Bank Canada - Borrowing in Canadian dollars with interest at bank prime plus 1.5% (effective rate at December 31, 2017 of 4.7% (2016 - nil%))	$1,723	$-
HSBC Bank Canada demand term loan in Canadian dollars, repayable in quarterly installments of CDN$32 with interest at bank prime plus 0.5%. Due September 30, 2021	410	-
HSBC Bank Canada demand term loan in Canadian dollars, repayable in quarterly installments of CDN$75 with interest at bank prime plus 0.5%. Due May 31, 2022	1,076	-
TD Canada Trust - Borrowing in Canadian dollars with interest at bank prime plus 2.0%	329	-
ING Bank, Euro revolving credit facility, interest at 3 month Euribor rate plus 2.65% (effective rate at December 31, 2017 of 2.32% (2016 - nil%))	30	-
	$3,568	$-

The HSBC Bank Canada credit facility may be borrowed by way of banker’s acceptances at prevailing market rates to a maximum of CDN $9.5 million or by way of U.S. dollar advances to a maximum of $7.0 million. Borrowings on this facility are restricted to the lesser of $7.0 million and the margin total on the following assets in Canada and the U.S., 90% of secured and government accounts receivable less than 120 days and 50% of inventory to a maximum of $2.3 million. As at December 31, 2017 approximately $5.8 million was available to be drawn.

The Company’s credit facility and demand term loans with HSBC Bank Canada are secured by a general security agreement on the assets of IRD held in Canada with a carrying value at December 31, 2017 of $20.1 million. In addition, IRD’s subsidiaries in the United States, Chile and India have provided corporate guarantees as security and the demand term loan is guaranteed by Export Development Canada (“EDC”).

The TD Canada Trust credit facility is a revolving credit facility in the amount of CDN $0.5 million and is secured by a general security agreement.

The ING Bank credit facility is secured by the assets of iCOMS to a maximum of $188 (Euro 157).  The carrying value of these assets was $1,354 (Euro 1,623) as at December 31, 2017.

IRD is subject to covenants on its credit facility and long-term debt with HSBC Bank Canada as follows: current ratio greater than 1.2 to 1 (tested quarterly), debt to tangible net worth less than 2.5 to 1 (tested quarterly) and debt service coverage ratio greater than 1.25 to 1 (tested annually) based on IRD’s financial results. At December 31, 2017, IRD is in compliance with these covenants.

IRD’s Chilean subsidiary also maintains a secured line of credit to support performance guarantees required for selected projects. As at December 31, 2017 the dollar value of these performance guarantees totaled $866. IRD has also provided a guarantee, proportionate to its shareholding in XPCT, in the amount of 7.5 million yuan or $1.2 million for 50% of a bank loan to the joint venture.

The Company also has a revolving credit facility available in the amount of CDN$8 million or the equivalent in U.S. dollars for general corporate purposes and a further CDN$2 million for foreign exchange facility. Canadian dollar or U.S. dollar amounts advanced under this credit facility are payable on demand and bear interest at the bank’s Canadian prime rate plus 1.0% per annum or U.S. base rate plus 1.0% per annum. Borrowings under this facility are collateralized by a general security agreement over the Company’s cash and cash equivalents, accounts receivable and present and future personal property. As at and during the year ended December 31, 2017, the Company had no borrowings under this facility (2016 –$nil).